Exhibit 99.1

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                                   ----------

                                 $1,001,424,000
                                  (APPROXIMATE)

                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

                                   ----------

                      GENERAL ELECTRIC CAPITAL CORPORATION
                       GERMAN AMERICAN CAPITAL CORPORATION
                              BANK OF AMERICA, N.A.
                            AS MORTGAGE LOAN SELLERS

                                   ----------

                       INITIAL PASS-                                           PRINCIPAL
        APPROX. SIZE      THROUGH        RATINGS      SUBORDINATION    WAL      WINDOW       ASSUMED FINAL
CLASS      (FACE)          RATE        (S&P /FITCH)      LEVELS       (YRS.)     (MO.)     DISTRIBUTION DATE
-----   ------------   -------------   ------------   ------------    ------   ---------   -----------------
 A-1    $384,242,000       [ ]%         AAA / AAA           19.875%     5.70     1-106        09/10/2011
 A-2    $554,227,000       [ ]%         AAA / AAA           19.875%     9.68    106-119       10/10/2012
  B     $ 46,850,000       [ ]%          AA / AA            15.875%     9.94    119-120       11/10/2012
  C     $ 16,105,000       [ ]%         AA- / AA-           14.500%     9.96    120-120       11/10/2012

DEUTSCHE BANK SECURITIES                          BANC OF AMERICA SECURITIES LLC
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

JPMORGAN                      MERRILL LYNCH & CO.           SALOMON SMITH BARNEY
Co-Manager                         Co-Manager                         Co-Manager

                                                               November 15, 2002

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

TRANSACTION FEATURES

o Sellers:

                                              NO. OF   CUT-OFF DATE
SELLERS                                       LOANS     BALANCE ($)    % OF POOL
-------------------------------------------   ------   -------------   ---------
German American Capital Corporation               28     416,653,210       35.57
Bank of America, N.A.                             38     394,771,916       33.70
General Electric Capital Corporation              65     359,831,776       30.72
                                              ------   -------------   ---------
TOTAL:                                           131   1,171,256,902      100.00
                                              ======   =============   =========

o     Loan Pool:

      o     Average Cut-off Date Balance: $8,940,892

      o Largest Mortgage Loan or cross-collateralized Loan Group by Cut-off Date Balance: $96,920,657 (Shadow Rated AAA / AAA by S&P and Fitch)

      o Five largest and ten largest loans or cross-collateralized loan groups: 22.27% and 33.58% of pool, respectively

o     Credit Statistics:

o     Weighted average underwritten DSCR of 1.51x

o Weighted average cut-off date LTV ratio of 71.30%; weighted average balloon LTV ratio of 61.63%

o     Property Types:

   [The following table was depicted by a pie chart in the printed material.]

Retail                    44.21%
Hotel                      0.51%
Mixed Use                  3.26%
Self Storage               4.10%
Industrial                 5.28%
Office                    12.28%
Manufactured Housing       2.94%
Multifamily               27.42%

o     Call Protection: (as applicable)

      o 98.46% of the pool (current balance) has a lockout period ranging from 24 to 49 payments from origination, then defeasance.

      o 1.54% of the pool (current balance) has a lockout period ranging from 35 to 60 payments from origination, then yield maintenance.

      o Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

OFFERED CERTIFICATES


          INITIAL                                        AVERAGE    PRINCIPAL   ASSUMED FINAL        INITIAL
        CERTIFICATE    SUBORDINATION       RATINGS        LIFE       WINDOW     DISTRIBUTION      PASS-THROUGH
CLASS    BALANCE(1)       LEVELS        (S&P / FITCH)   (YRS.)(2)   (MO.)(2)       DATE(2)      RATE (APPROX.)(3)
-----   ------------   -------------    -------------   ---------   ---------   -------------   -----------------
A-1     $384,242,000          19.875%     AAA / AAA          5.70     1-106      09/10/2011             %
A-2     $554,227,000          19.875%     AAA / AAA          9.68    106-119     10/10/2012             %
B       $ 46,850,000          15.875%      AA / AA           9.94    119-120     11/10/2012             %
C       $ 16,105,000          14.500%     AA- / AA-          9.96    120-120     11/10/2012             %

PRIVATE CERTIFICATES (4)


               INITIAL                                         AVERAGE    PRINCIPAL   ASSUMED FINAL        INITIAL
             CERTIFICATE     SUBORDINATION       RATINGS        LIFE      WINDOW      DISTRIBUTION      PASS-THROUGH
CLASS         BALANCE(1)        LEVELS        (S&P / FITCH)   (YRS.)(2)   (MO.)(2)       DATE(2)      RATE (APPROX.)(3)
---------   --------------   -------------    -------------   ---------   ---------   -------------   -----------------
X-1(5)(6)   $1,171,256,901              NA      AAA / AAA            NA        NA                             %
X-2(5)(6)   $1,062,431,000              NA      AAA / AAA            NA        NA                             %
D           $   26,353,000          12.250%       A / A            9.96   120-120      11/10/2012             %
E           $   14,641,000          11.000%      A- / A-           9.96   120-120      11/10/2012             %
F           $   10,249,000          10.125%    BBB+ / BBB+         9.96   120-120      11/10/2012             %
G           $   17,568,000           8.625%     BBB / BBB          9.96   120-120      11/10/2012             %
H           $   11,713,000           7.625%    BBB- / BBB-         9.96   120-120      11/10/2012             %
J           $   27,817,000           5.250%     BB+ / BB+          9.96   120-121      12/10/2012             %
K           $   10,249,000           4.375%      BB / BB          10.04   121-121      12/10/2012             %
L           $    8,784,000           3.625%     BB- / BB-         10.04   121-121      12/10/2012             %
M           $   10,249,000           2.750%      NR / B+          10.29   121-144      11/10/2014             %
N           $    8,784,000           2.000%      NR / B           12.87   144-180      11/10/2017             %
O           $    5,857,000          1.5000%      NR / B-          14.96   180-180      11/10/2017             %
P           $   17,568,901           0.000%      NR / NR          15.01   180-203      10/10/2019             %

Notes:      (1)   Subject to a permitted variance of plus or minus 10%.

            (2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

            (3) The Class A-1 and A-2 Certificates will accrue interest at a fixed rate. The Class B, C, D, E, F, G and H Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate, (iii) a rate equal to the weighted average net mortgage interest rate less a specified percentage or (iv) a rate equal to the weighted average net mortgage interest rate. The Class J, K, L, M, N, O and P Certificates will accrue interest at a fixed rate subject to a Net WAC Cap.

            (4) Certificates to be offered privately pursuant to Rule 144A and Regulation S.

            (5) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal: (1) until the Distribution Date in November 2004, the sum of (a) the lesser of $317,875,000 and the Certificate Balance of the Class A-1 Certificates and (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates; (2) after the Distribution Date in November 2004 through and including the Distribution Date in November 2005, the sum of (a) the lesser of $260,207,000 and the Certificate Balance of the Class A-1 Certificates and (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates; (3) after the Distribution Date in November 2005 through and including the Distribution Date in November 2006, the sum of (a) the lesser of $205,665,000 and the Certificate Balance of the Class A-1 Certificates, (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates and (c) the lesser of $2,679,000 and the Certificate Balance of the Class K Certificates; (4) after the Distribution Date in November 2006 through and including the Distribution Date in November 2007, the sum of (a) the lesser of $88,466,000 and the Certificate Balance of the Class A-1 Certificates, (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, and Class H Certificates and (c) the lesser of $13,109,000 and the Certificate Balance of the Class J Certificates; (5) after the Distribution Date in November 2007 through and including the Distribution Date in November 2008, the sum of (a) the lesser of $40,667,000 and the Certificate Balance of the Class A-1 Certificates, (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates and (c) the lesser of $9,429,000 and the Certificate Balance of the Class H Certificates; (6) after the Distribution Date in November 2008 through and including the Distribution Date in November 2009, the sum of (a) the lesser of $462,384,000 and the Certificate Balance of the Class A-2 Certificates, (b) the aggregate of the Certificate Balances of the Class B, Class C, Class D, Class E and Class F Certificates and (c) the lesser of $13,029,000 and the Certificate Balance of the Class G Certificates; and (7) after the Distribution Date in November 2009, $0. The initial Notional Amount of the Class X-2 Certificates will be approximately $1,062,431,000.

            (6) Each of the properties referred to herein as Westfield Shoppingtown Portfolio and Colonie Center also secure a subordinate note that is held outside of the trust. The Class X Certificates were structured assuming that such subordinate notes absorb any loss prior to the related mortgage loan that is held in the trust. For more information regarding these loans (as well as information regarding other properties which secure subordinate notes that are held outside of the trust), see "Description of the Mortgage Pool - Split Loan Structures" in the prospectus supplement.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

I. ISSUE CHARACTERISTICS

ISSUE TYPE:             Public: Classes A-1, A-2, B and C (the "Offered
                        Certificates").

                        Private (Rule 144A or Regulation S): Classes X-1, X-2, D, E, F, G, H, J, K, L, M, N, O and P.

SECURITIES OFFERED:     $[ ] monthly pay, multi-class, sequential pay commercial
                        mortgage REMIC Pass-Through Certificates, consisting of four fixed-rate principal and interest classes (Classes
                        A-1, A-2, B and C).

SELLERS: General Electric Capital Corporation (GECC); German American Capital Corporation (GACC); and Bank of America, N.A. (BOFA)

CO-LEAD BOOKRUNNING
MANAGERS:               Deutsche Bank Securities Inc. and Banc of America
                        Securities LLC

CO-MANAGERS:            J.P. Morgan Securities Inc., Merrill Lynch, Pierce,
                        Fenner & Smith Incorporated and Salomon Smith Barney
                        Inc.

MASTER SERVICER:        GEMSA Loan Services, L.P.

SPECIAL SERVICER:       KeyCorp Real Estate Capital Markets, Inc. d/b/a as Key
                        Commercial Mortgage

TRUSTEE:                Wells Fargo Bank Minnesota, N.A.

CUT-OFF DATE:           November 1, 2002

EXPECTED CLOSING DATE:  On or about November __, 2002.

DISTRIBUTION DATES:     The 10th of each month, commencing in December 2002 (or
                        if the 10th is not a business day, the next succeeding business day).

MINIMUM DENOMINATIONS:  $10,000 for the Offered Certificates and in multiples of
                        $1 thereafter.

SETTLEMENT TERMS:       DTC, Euroclear and Clearstream, same day funds, with
                        accrued interest.

ERISA/SMMEA STATUS:     Classes A-1, A-2, B and C are expected to be ERISA
                        eligible. No Class of Certificates is SMMEA eligible.

RATING AGENCIES:        The Offered Certificates will be rated by Standard &
                        Poor's and Fitch Ratings.

RISK FACTORS:           THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE
                        SUITABLE FOR ALL INVESTORS. SEE THE "RISK FACTORS"
                        SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK
                        FACTORS" SECTION OF THE PROSPECTUS.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, B, C, D, E, F, G and H Certificates are monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class J, K, L, M, N, O and P Certificates will accrue interest at a fixed rate subject to a Net WAC Cap. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

   [The following table was depicted by a bar graph in the printed material.]

                                                 Class X-1, X-2(1)(2)(3)

Class A-1 (2)                   AAA / AAA [ ]%                          $384.2MM
Class A-2 (2)                   AAA / AAA [ ]%                          $554.2MM
Class B (2)                      AA / AA [ ]%                            $46.9MM
Class C (2)                     AA- / AA- [ ]%                           $16.1MM
Class D (1)(2)                    A / A [ ]%                             $26.4MM
Class E (1)(2)                   A- / A- [ ]%                            $14.6MM
Class F(1)(2)                  BBB+ / BBB+ [ ]%                          $10.2MM
Class G(1)(2)                   BBB / BBB [ ]%                           $17.6MM
Class H(1)(2)                  BBB- / BBB- [ ]%                          $11.7MM
Class J(1)(2)                   BB+ / BB+ [ ]%                           $27.8MM
Class K(1)(2)                    BB / BB [ ]%                            $10.2MM
Class L(1)(2)                   BB- / BB- [ ]%                            $8.8MM
Classes M-P(1)                NR / B+ to NR [ ]%                         $42.5MM

                                 NR = NOT RATED.

(1)   Offered privately pursuant to Rule 144A and Regulation S.

(2) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal: (1) until the Distribution Date in November 2004, the sum of (a) the lesser of $317,875,000 and the Certificate Balance of the Class A-1 Certificates and (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates; (2) after the Distribution Date in November 2004 through and including the Distribution Date in November 2005, the sum of (a) the lesser of $260,207,000 and the Certificate Balance of the Class A-1 Certificates and
      (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates; (3) after the Distribution Date in November 2005 through and including the Distribution Date in November 2006, the sum of
      (a) the lesser of $205,665,000 and the Certificate Balance of the Class A-1 Certificates, (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates and (c) the lesser of $2,679,000 and the Certificate Balance of the Class K Certificates; (4) after the Distribution Date in November 2006 through and including the Distribution Date in November 2007, the sum of (a) the lesser of $88,466,000 and the Certificate Balance of the Class A-1 Certificates, (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, and Class H Certificates and (c) the lesser of $13,109,000 and the Certificate Balance of the Class J Certificates; (5) after the Distribution Date in November 2007 through and including the Distribution Date in November 2008, the sum of (a) the lesser of $40,667,000 and the Certificate Balance of the Class A-1 Certificates, (b) the aggregate of the Certificate Balances of the Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates and (c) the lesser of $9,429,000 and the Certificate Balance of the Class H Certificates; (6) after the Distribution Date in November 2008 through and including the Distribution Date in November 2009, the sum of (a) the lesser of $462,384,000 and the Certificate Balance of the Class A-2 Certificates,
      (b) the aggregate of the Certificate Balances of the Class B, Class C, Class D, Class E and Class F Certificates and (c) the lesser of $13,029,000 and the Certificate Balance of the Class G Certificates; and
      (7) after the Distribution Date in November 2009, $0. The initial Notional Amount of the Class X-2 Certificates will be approximately $1,062,431,000.

(3) Each of the properties referred to herein as Westfield Shoppingtown Portfolio and Colonie Center also secure a subordinate note that is held outside of the trust. The Class X Certificates were structured assuming that such subordinate notes absorb any loss prior to the related mortgage loan that is held in the trust. For more information regarding these loans (as well as information regarding other properties which secure subordinate notes that are held outside of the trust), see "Description of the Mortgage Pool - Split Loan Structures" in the prospectus supplement.

      THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

III.COLLATERAL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                                NO. OF      AGGREGATE
                                               MORTGAGE   CUT-OFF DATE     % OF
                                                LOANS      BALANCE ($)     POOL
--------------------------------------------   --------   -------------   ------
648,557 - 999,999                                     1         648,557     0.06
1,000,000 - 1,999,999                                 6       9,739,204     0.83
2,000,000 - 3,999,999                                45     129,705,571    11.07
4,000,000 - 5,999,999                                22     104,366,056     8.91
6,000,000 - 7,999,999                                12      82,137,658     7.01
8,000,000 - 9,999,999                                 4      36,252,543     3.10
10,000,000 - 11,999,999                               6      68,924,398     5.88
12,000,000 - 13,999,999                              10     130,343,266    11.13
14,000,000 - 15,999,999                               5      72,905,235     6.22
16,000,000 - 19,999,999                               9     158,744,375    13.55
20,000,000 - 29,999,999                               7     170,796,636    14.58
30,000,000 - 49,999,999                               3     109,772,746     9.37
90,000,000 - 96,920,657                               1      96,920,657     8.27
--------------------------------------------   --------   -------------   ------
TOTAL:                                              131   1,171,256,902   100.00
============================================   ========   =============   ======

Min: $648,557                   Max: $96,920,657             Average: $8,940,892

STATE

                                                NO. OF      AGGREGATE
                                               MORTGAGED  CUT-OFF DATE     % OF
                                               PROPERTIES  BALANCE ($)     POOL
--------------------------------------------   --------   -------------   ------
California                                           20     228,152,568    19.48
  Southern California                                14     159,638,858    13.63
  Northern California                                 6      68,513,710     5.85
Florida                                              16     108,949,404     9.30
New York                                              7     102,132,235     8.72
Texas                                                18      95,216,370     8.13
Washington                                            8      78,351,921     6.69
Colorado                                              3      66,220,000     5.65
Maryland                                              6      64,433,724     5.50
Virginia                                             11      52,557,389     4.49
Pennsylvania                                          2      47,655,272     4.07
North Carolina                                        4      45,763,806     3.91
Georgia                                               4      45,529,459     3.89
Other States (a)                                     40     236,294,754    20.17
--------------------------------------------   --------   -------------   ------
TOTAL:                                              139   1,171,256,902   100.00
============================================   ========   =============   ======

(a)   Includes 20 states

PROPERTY TYPE

                                                NO. OF      AGGREGATE
                                               MORTGAGED  CUT-OFF DATE     % OF
                                               PROPERTIES  BALANCE ($)     POOL
--------------------------------------------   --------   -------------   ------
Retail                                               55     517,792,308    44.21
Total Multifamily                                    44     355,587,558    30.36
  Multifamily                                        37     321,188,891    27.42
  Manufactured Housing                                7      34,398,667     2.94
Office                                               12     143,810,729    12.28
Industrial                                            7      61,803,690     5.28
Self Storage                                         15      48,068,643     4.10
Mixed Use                                             5      38,193,975     3.26
Hotel                                                 1       6,000,000     0.51
--------------------------------------------   --------   -------------   ------
TOTAL:                                              139   1,171,256,902   100.00
============================================   ========   =============   ======

MORTGAGE RATE (%)

                                                NO. OF      AGGREGATE
                                               MORTGAGE   CUT-OFF DATE     % OF
                                                LOANS      BALANCE ($)     POOL
--------------------------------------------   --------   -------------   ------
5.0600 - 5.9999                                      18     204,651,759    17.47
6.0000 - 6.1999                                      16     154,590,841    13.20
6.2000 - 6.3999                                      25     328,971,864    28.09
6.4000 - 6.5999                                      12      89,699,386     7.66
6.6000 - 6.7999                                      16      89,978,310     7.68
6.8000 - 6.9999                                      18     117,109,858    10.00
7.0000 - 7.1999                                       9      62,553,409     5.34
7.2000 - 7.3999                                       6      58,484,910     4.99
7.4000 - 7.5999                                       1       2,144,870     0.18
7.6000 - 7.7999                                       8      56,654,028     4.84
7.8000 - 7.8800                                       2       6,417,666     0.55
--------------------------------------------   --------   -------------   ------
TOTAL:                                              131   1,171,256,902   100.00
============================================   ========   =============   ======

Min: 5.0600                        Max: 7.8800                   Wtd Avg: 6.4293

ORIGINAL TERM TO STATED MATURITY (MOS)

                                                NO. OF      AGGREGATE
                                               MORTGAGE   CUT-OFF DATE     % OF
                                                LOANS      BALANCE ($)     POOL
--------------------------------------------   --------   -------------   ------
58 - 60                                              12      90,102,630     7.69
61 - 84                                              12     147,453,564    12.59
85 - 120                                            101     890,829,228    76.06
121 - 203                                             6      42,871,479     3.66
--------------------------------------------   --------   -------------   ------
TOTAL:                                              131   1,171,256,902   100.00
============================================   ========   =============   ======

Min: 58                             Max: 203                        Wtd Avg: 113

REMAINING TERM TO STATED MATURITY (MOS)

                                                NO. OF      AGGREGATE
                                               MORTGAGE   CUT-OFF DATE     % OF
                                                LOANS      BALANCE ($)     POOL
--------------------------------------------   --------   -------------   ------
58 - 60                                              12      90,102,630     7.69
61 - 84                                              12     147,453,564    12.59
85 - 120                                            101     890,829,228    76.06
121 - 203                                             6      42,871,479     3.66
--------------------------------------------   --------   -------------   ------
TOTAL:                                              131   1,171,256,902   100.00
============================================   ========   =============   ======

Min: 58                             Max: 203                        Wtd Avg: 111

LOANS WITH RESERVE REQUIREMENTS (b)

                                                NO. OF      AGGREGATE
                                               MORTGAGE   CUT-OFF DATE     % OF
                                                LOANS      BALANCE ($)     POOL
--------------------------------------------   --------   -------------   ------
Replacement                                         114   1,061,304,540    90.61
Taxes                                               105   1,037,209,331    88.56
Insurance                                            96     889,763,322    75.97
TI/LC (c)                                            50     589,883,469    77.45

(b)   Includes upfront or on-going reserves

(c) Percentage based only on portion of pool secured by commercial properties only

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(d)(e)

                                                NO. OF      AGGREGATE
                                               MORTGAGE   CUT-OFF DATE     % OF
                                                LOANS      BALANCE ($)     POOL
--------------------------------------------   --------   -------------   ------
34.93-50.00                                           7     111,625,646     9.53
50.01-60.00                                           7      72,493,111     6.19
60.01-65.00                                           6      51,599,120     4.41
65.01-70.00                                          17     129,208,100    11.03
70.01-75.00                                          35     192,477,692    16.43
75.01-80.00                                          53     568,191,095    48.51
80.01-80.60                                           2      21,074,133     1.80
--------------------------------------------   --------   -------------   ------
TOTAL:                                              127   1,146,668,897    97.90
============================================   ========   =============   ======

Min: 34.93                         Max: 80.60                     Wtd Avg: 71.30

(d) Excludes 4 credit tenant lease loans with leases to Walmart or Walgreens (2.10% of pool balance).

(e) Calculated on loan balances after netting out holdback/LOC amounts for five loans (8.10% of the pool balance).

LOAN-TO-VALUE RATIO AT MATURITY (%)(f)(g)

                                                NO. OF      AGGREGATE
                                               MORTGAGE   CUT-OFF DATE     % OF
                                                LOANS      BALANCE ($)     POOL
--------------------------------------------   --------   -------------   ------
27.77 - 40.00                                         4     105,430,029     9.00
40.01 - 50.00                                        10      53,315,778     4.55
50.01 - 55.00                                         8      75,361,190     6.43
55.01 - 60.00                                        21     160,353,929    13.69
60.01 - 65.00                                        26     159,643,904    13.63
65.01 - 70.00                                        44     426,213,249    36.39
70.01 - 73.94                                        14     166,350,818    14.20
--------------------------------------------   --------   -------------   ------
TOTAL:                                              127   1,146,668,897    97.90
============================================   ========   =============   ======

Min: 27.77                          Max:73.94                     Wtd Avg: 61.63

(f) Excludes 4 credit tenant lease loans with leases to Walmart or Walgreens (2.10% of pool balance).

(g) Calculated on loan balances after netting out holdback/LOC amounts for five loans (8.10% of the pool balance).

DEBT SERVICE COVERAGE RATIOS (X) (h)(i)

                                                NO. OF      AGGREGATE
                                               MORTGAGE   CUT-OFF DATE     % OF
                                                LOANS      BALANCE ($)     POOL
--------------------------------------------   --------   -------------   ------
1.198 - 1.199                                         4      92,619,938     7.91
1.200 - 1.249                                         6      51,631,731     4.41
1.250 - 1.299                                        19     151,746,473    12.96
1.300 - 1.349                                        20     156,326,341    13.35
1.350 - 1.399                                        19     163,837,415    13.99
1.400 - 1.449                                        18     150,630,593    12.86
1.450 - 1.499                                        10     120,843,361    10.32
1.500 - 1.549                                         5      19,300,076     1.65
1.550 - 1.599                                         3       8,242,713     0.70
1.600 - 1.749                                        10      40,871,726     3.49
1.750 - 1.999                                         6      39,186,254     3.35
2.000 - 3.023                                         7     151,432,274    12.93
--------------------------------------------   --------   -------------   ------
TOTAL:                                              127   1,146,668,897    97.90
============================================   ========   =============   ======

Min: 1.198                          Max:3.023                     Wtd Avg: 1.509

(h) Excludes 4 credit tenant lease loans with leases to Walmart or Walgreens (2.10% of pool balance).

(i) Calculated on loan balances after netting out holdback/LOC amounts for five loans (8.10% of the pool balance).

      All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

IV. LARGE LOAN DESCRIPTION

                     TEN LARGEST LOANS OR CROSSED LOAN GROUP



NO.   PROPERTY NAME                        CITY                   STATE   PROPERTY TYPE
---   ----------------------------------   --------------------   -----   -------------------
1.    Westfield Shoppingtown Portfolio     Santa Ana, Roseville    CA     Anchored Retail
2.    The Parkway I & II Apartments        Denver                  CO     Multifamily
3.    Colonie Center                       Albany                  NY     Anchored Retail
4.    South Tryon Square                   Charlotte               NC     Office
5.    Highlands Plaza - Commerce Center    St. Louis               MO     Office / Industrial
6.    The Market at the Waterfront         Homestead               PA     Anchored Retail
7.    Carroll's Creek Landing Apartments   Arlington               WA     Multifamily
8.    Chino Hills Marketplace              Chino Hills             CA     Anchored Retail
9.    Frederick Crossing                   Frederick               MD     Anchored Retail
10.   Medlock Crossing Shopping Center     Duluth                  GA     Anchored Retail
      ----------------------------------
      TOTAL/WEIGHTED AVERAGES

                                                                     CUT-OFF
      CUT-OFF DATE                UNITS/     LOAN PER     U/W         DATE         BALLOON
NO.     BALANCE      % OF POOL      SF        UNIT/SF     DSCR         LTV           LTV
---   ------------   ---------    -------   -----------   ----       -------       -------
1.     $96,920,657        8.27%   911,194       $106.37   2.40x        46.10%        39.10%
2.     $49,220,000        4.20%       460   $107,000.00   1.20x(1)     77.56%(1)     72.08%(1)
3.     $42,000,000        3.59%   668,343        $62.84   2.10x        59.57%        54.32%
4.     $36,350,000        3.10%   236,680       $153.58   1.42x        69.57%        59.25%
5.     $36,326,190        3.10%   631,735        $57.50   1.34x        76.96%        67.01%
6.     $31,422,746        2.68%   314,926        $99.78   1.40x        78.56%        67.48%
7.     $29,000,000        2.48%       288   $100,694.44   1.20x(1)     75.79%(1)     59.56%(1)
8.     $25,049,344        2.14%   324,110        $77.29   1.41x        70.96%        63.05%
9.     $25,000,000        2.13%   269,699        $92.70   1.46x        79.62%        67.42%
10.    $21,966,292        1.88%   159,163       $138.01   1.30x        74.97%        65.08%
      ------------   ---------                            ----       -------       -------
      $393,255,229       33.58%                           1.68X        66.61%        57.85%

(1)   Calculated on the loan balance after netting out holdback/LOC amounts.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relatingto this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,001,424,000 (APPROXIMATE)
                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2002-3

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P.Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") not as agent for any issuer, and although it maybe based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Deutsche Bank Securities Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.